Exhibit 10.2 Time-Based RSU No. 2023-1 23348679v.1 DLH HOLDINGS CORP. RESTRICTED STOCK UNIT AWARD AGREEMENT This Restricted Stock Unit Award Agreement (the “Agreement”), dated as of the Grant Date specified in the table below, is between DLH Holdings Corp. (the “Company”) and the grantee named in the table below (the “Grantee”). The Grantee has been granted an award of Restricted Stock Units (the “RSUs” or the “Award”) pursuant to the DLH Holdings Corp. 2016 Omnibus Equity Incentive Plan, as amended from time to time (the “Plan”), representing the right to receive on the settlement date (described below) shares of common stock of DLH Holdings Corp., par value $0.001 per share, subject to the terms and conditions of this Agreement. The Award and this Agreement shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference. Grantee: Grant Date: Total Number of RSUs: ____________ RSUs, subject to adjustment as provided in this Agreement. 1. DEFINITIONS. The following definitions apply under this Agreement: (a) “Cause” shall have the meaning ascribed to such term as set forth in Grantee’s written Compensation Agreement (as defined below); provided, however, that if such term is not defined in such Compensation Agreement, then the term “Cause” shall have the meaning ascribed to such term as is set forth in the Plan. (b) “Change in Control” shall have the meaning ascribed to such term as set forth in a Compensation Agreement between the Company and Grantee; provided, however, that if such term is not defined in such Compensation Agreement, then the term “Change in Control” shall have the meaning ascribed to such term in the Plan. (c) “Compensation Agreement” shall mean a written employment agreement, severance agreement, offer letter or similar compensatory agreement between the Grantee and the Company. (d) “Fiscal Year” means the fiscal year of the Company, which is currently October 1 through September 30. (e) “Good Reason” shall have the meaning ascribed to such term as set forth in Grantee’s written Compensation Agreement; provided, however, that if such term is not defined in such Compensation Agreement, then the term “Good Reason” shall have the meaning ascribed to such term as is set forth in Section 5(e) of this Agreement. Notwithstanding the foregoing, however, to the extent that Grantee’s Compensation Agreement includes a definition of “Good Reason” that permits the Grantee to terminate his or her employment in connection with a Change in Control, the Grantee hereby agrees that such definition is modified to provide that Grantee can only exercise such right if, without Grantee’s consent, either (i) the Grantee ceases to be an “executive officer” (as such term is defined by the Securities Exchange Act of 1934, as amended); or (ii) the failure by any successor to the Company to expressly assume all obligations of the Company under such Compensation Agreement.

- 2 - 23348679v.1 (f) “Involuntary Termination Without Cause” means a Termination of Service due to the termination of Grantee’s employment by the Company without Cause. (g) “Service Requirement” means that the Grantee must have been in the continuous employment of the Company (or a subsidiary or Affiliate of the Company) from the Grant Date through each applicable Vesting Date without incurring a Termination of Service. (h) “Termination of Service” means a Termination of Service, as defined in the Plan, of the Grantee from the Company (or a subsidiary or Affiliate of the Company). (i) “Vesting Date” means each date on which a portion of the RSUs become vested in accordance with the Vesting Schedule. (j) “Vesting Schedule” means the schedule set forth in Section 3 of this Agreement indicating the dates on which RSUs vest. Any capitalized term used herein that is not expressly defined in this Agreement shall have the meaning that such term has under the Plan unless otherwise provided herein. 2. INTERPRETATION AND APPLICABILITY OF AWARD. (a) This Agreement sets forth the terms and conditions of your RSU Award under the Plan, as determined by the Committee. Additional terms and conditions of this Agreement are contained in the Plan, which is hereby incorporated into and made a part of this Agreement. This Agreement and the rights of the Grantee hereunder are subject to such rules and regulations as the Committee may adopt for administration of the Plan. All questions of interpretation concerning this Agreement and the Plan shall be determined by the Management Resources and Compensation Committee of the Board of Directors of the Company (the “Committee”) or the Board of Directors of the Company (the “Board”) and the Committee (or Board) is authorized to administer, construe and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Grantee and all persons having an interest in the Award. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement. (b) Headings, captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. 3. GRANT AND VESTING OF RSUs. (a) Grant of RSUs. Subject to the provisions of this Agreement and pursuant to the provisions of the Plan, the Company hereby grants to the Grantee on the Grant Date a total of 55,282 RSUs. The Grantee shall be entitled to receive one share of the Company’s Common Stock (the “Shares”) for each RSU that vests pursuant to the terms and conditions of this Agreement. The Grantee shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Shares corresponding to the RSUs granted hereby unless and until the Shares are issued to the Grantee in respect thereof. Subject to the terms of Sections 5 and 6, the RSUs granted hereunder are granted on the condition that the Grantee remains an Employee of the Company or its Subsidiaries from the Date of Grant through (and including) the applicable Vesting Date, as set forth in Section 3(b).

- 3 - 23348679v.1 (b) Vesting. RSUs shall be initially unvested (the unvested RSUs are referred to in this Agreement as the “Unvested RSUs”) and, except as hereinafter provided, the RSUs shall vest in accordance with the Vesting Schedule, provided the Grantee has continued in the employment of the Company or its Subsidiaries through each Vesting Date set forth in the Vesting Schedule. Vesting Date Percentage of RSUs Vesting Cumulative Percentage of RSUs Vesting Third anniversary of Date of Grant 100% 100% 4. SETTLEMENT OF RSUs; TRANSFER RESTRICTIONS. (a) Settlement of Restricted Stock Units. Subject to the terms of this Agreement, the Company shall deliver to the Grantee one (1) Share in settlement of each outstanding RSU that has vested as provided in Section 3(b) on the first to occur of (i) the Vesting Date (or within 30 days thereafter), (ii) in the event of a termination of employment or service due to death or Disability, as soon as practicable following the termination of Grantee’s employment or service by reason of death or Disability, (iii) subject to the terms of Section 5(c) of this Agreement and the terms of Grantee’s Compensation Agreement, in the event of a termination of employment or service that is either an Involuntary Termination without Cause or a termination for Good Reason; or (iv) subject to the terms of Section 5(d) and Grantee’s Compensation Agreement, in the event of a Change in Control Termination, within thirty (30) days following the effective date of the Grantee’s Change in Control Termination, in each case in Shares by either, (x) issuing one or more certificates evidencing the Company Common Stock to the Grantee or (y) registering the issuance of the Company Common Stock in the name of the Grantee through a book entry credit in the records of the Company’s transfer agent. Vested RSUs will be paid out solely in the form of Shares. (b) Transfer Restrictions. Neither this Agreement, the RSUs granted hereby, nor any right or interest therein (including an interest in the Shares prior to issuance upon the settlement date) are assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Grantee upon the Grantee’s death; provided that the deceased Grantee’s beneficiary or representative of the Grantee’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Grantee. All rights with respect to the Award shall be exercisable during the Grantee’s lifetime only by the Grantee or the Grantee’s guardian or legal representative. (c) Fractional Shares. No fractional shares or scrip representing fractional shares of Stock shall be issued pursuant to this Agreement. If, upon the issuance of shares of Stock under this Agreement, the Grantee would be entitled to a fractional share of Stock, the number of shares to which the Grantee is entitled shall be rounded down to the next lower whole number. (d) Beneficiary. The Grantee may, from time to time, designate a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of the Grantee’s death before the Grantee has received all benefits to which the Grantee would have been entitled under this Agreement. Each designation of beneficiary shall revoke all prior designations by the Grantee, shall be in a form prescribed by the Committee, and will be effective only when received in writing by the Committee. The last valid beneficiary designation received shall be controlling; provided, however, that no beneficiary designation, or change or revocation thereof, shall be effective unless received prior to the Grantee’s death. If no valid and effective beneficiary designation exists at the time of the

- 4 - 23348679v.1 Grantee’s death, or if no designated beneficiary survives the Grantee, or if the Grantee’s beneficiary designation is invalid under the law, any benefit payable hereunder shall be made to the Grantee’s surviving spouse, if any, or if there is no such surviving spouse, to the executor or administrator of the Grantee’s estate. If the Committee is in doubt as to the right of any person to receive payment of any benefit hereunder, the Committee may direct that the amount of such benefit be paid into a court of competent jurisdiction in an interpleader action, and such payment into court shall fully and completely discharge any liability or obligation of the Company, the Committee, or the Board of Directors under this Agreement. 5. TREATMENT FOLLOWING TERMINATION OF SERVICE. (a) Continuous Employment Requirement; Forfeiture. Except as provided in Sections 5(b) through 5(d), or otherwise determined by the Committee, in order to become vested in (i.e., have the right to receive payment of) RSUs under the terms of this Agreement, the Grantee must have been in the continuous employment of the Company (or a subsidiary or Affiliate of the Company) from the Grant Date through the close of business on the last day of each applicable Vesting Date (or such earlier date on which the RSUs become vested under Sections 5(b) through 5(d)). The Grantee shall not be deemed to be employed by the Company (or a subsidiary or Affiliate of the Company) if the Grantee’s employment has been terminated, even if the Grantee is receiving severance in the form of salary continuation through the regular payroll system. If the Grantee’s employment with the Company (or a subsidiary or Affiliate of the Company) is terminated prior to the end of the Vesting Period for any reason other than as specified in either Sections 5(b) through 5(d) of this Agreement (including if the Grantee terminates employment with the Company (or a Subsidiary of Affiliate) for any reason other than as set forth in Section 5(c)), the Grantee shall forfeit any RSUs granted under this Agreement that are not vested as of such date and such RSUs shall no longer be eligible to vest. (b) Disability or Death. Notwithstanding any contrary provision in any Compensation Agreement between the Company and Grantee, in the event that the Grantee’s employment with the Company is terminated due the Grantee’s death or Disability (as defined in the Grantee’s Compensation Agreement, or if not defined therein, then in the Plan), all unvested RSUs shall immediately vest. (c) Involuntary Termination Without Cause or for Good Reason. Except in connection with a Change in Control, if the Grantee’s employment terminates after the Grant Date due to (A) an Involuntary Termination without Cause or (B) termination for Good Reason, then such RSUs shall become immediately earned and vested as of the date of such termination; subject, however, to the following conditions: (x) the Grantee must execute, deliver and not revoke, no later than sixty (60) days following the termination of employment, a general release of claims if requested by, and in a form satisfactory to, the Company, and (y) the Grantee complies with the requirements of any restrictive covenants contained in its Compensation Agreement. The payment of the amounts which are earned or vest in accordance with this provision shall be made when payment would otherwise have been made following the end of the Vesting Period. (d) Change in Control. Notwithstanding anything in this Agreement to the contrary, if (A) a Change in Control occurs after the first anniversary date of the Grant Date and (B) the Grantee has a Change in Control Termination, then any unvested RSUs shall become immediately earned and vested as of the date of such Change in Control Termination; subject, however, to the following conditions: (x) the Grantee must execute, deliver and not revoke, no later than sixty (60) days following the termination of employment, a general release of claims if requested by, and in a form satisfactory to, the Company, and (y) the Grantee complies with the requirements of any restrictive covenants contained in its Compensation Agreement. As used herein, a “Change in Control Termination” means that the termination of the Grantee’s employment on or within a period of one hundred and eighty (180) days of a Change in Control if such

- 5 - 23348679v.1 termination is either (i) an Involuntarily Termination Without Cause or (ii) the Grantee terminates its employment relationship with the Company (or a subsidiary or Affiliate of the Company) for Good Reason. (e) Good Reason. Subject to Section 1(e) of this Agreement, the term “Good Reason” shall mean without the written consent of the Grantee: (a) a material breach of any provision of the Grantee’s Compensation Agreement by the Company; (b) failure by the Company to pay when due a material portion of compensation to the Grantee; (c) a material reduction in the Grantee’s base salary, as determined in its Compensation Agreement; (d) failure by the Company to maintain the Grantee in the positions referred to its Compensation Agreement; (e) assignment to the Grantee of any duties materially and adversely inconsistent with its positions, authority, duties, responsibilities, powers, functions, reporting relationship or any other action by the Company that results in a material diminution of such positions, authority, duties, responsibilities, powers, functions, or reporting relationship; or (f) within 180 days of the date on which a Change of Control event is legally consummated, either of the following events occurs without the written consent of the Employee: (A) the Grantee ceases to serve as an “executive officer” of the Company (as such term is defined by the Securities Exchange Act of 1934) or (B) any successor to the Company does not expressly assume all obligations of the Company under this Agreement. Notwithstanding the foregoing, however, before the Grantee may resign for Good Reason, the Grantee must either (A) comply with any notice and cure procedures specified in its Compensation Agreement or (B) if such Compensation Agreement does not provide for any notice and cure procedures relating to a termination for Good Reason, then Grantee must provide written notice to the Company identifying the applicable event or condition within 120 days of the occurrence of the event or the initial existence of the condition, (ii) the Company fails to remedy the event or condition within a period of 30 days following such notice, and (iii) the Grantee’s termination for Good Reason occurs within 90 days after the date the Company fails to remedy the event or condition. 6. RESTRICTIONS AND ACKNOWLEDGMENTS. (a) Restrictions on Issuance and Transfer of Shares; Securities Law Compliance. The grant of the RSUs and issuance of Shares upon settlement of the RSUs shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities and no Shares shall be issued hereunder until the Company has received all necessary stockholder and regulatory approvals. If the issuance of Shares upon settlement of the RSUs would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed, then no such Shares may be issued unless and until all such laws, regulations and stock exchange requirements have been satisfied. As a condition to the settlement of the Award, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. To the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the U. S. Securities and Exchange Act of 1934. Any ambiguities or inconsistencies in the construction of this Agreement or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion. Transfer of Shares shall be subject to the Company’s trading policies and any applicable securities laws or regulations governing transferability of shares of the Company. Notwithstanding any other provision of this Agreement, the Grantee may not sell the Shares acquired upon settlement of the RSUs unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such Shares must also comply with other applicable laws and regulations governing the Shares and Grantee may not sell the shares of Company Common Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.

- 6 - 23348679v.1 (b) Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Shares effected by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Shares (excepting normal cash dividends) that has a material effect on the fair market value of Shares, appropriate and proportionate adjustments shall be made in the number of RSUs subject to the Award and/or the number and kind of shares to be issued in settlement of the RSUs, in order to prevent dilution or enlargement of the Grantee’s rights under the Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee as contemplated by the Plan, and its determination shall be final, binding and conclusive. (c) Rights as a Stockholder. The Grantee shall have no rights as a stockholder with respect to any Shares which may be issued in settlement of the RSUs until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). The RSUs constitute an unfunded and unsecured right to require the Company to deliver to the Grantee the number of Shares, as provided in, and subject to the terms and conditions of, the Plan and this Agreement. Upon issuance of Shares in connection with the settlement of vested RSUs, the Grantee shall be the record owner of such Shares unless and until such Shares are sold or otherwise disposed of. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 6(b) of this Agreement and you shall receive no benefit with respect to any cash dividend, stock dividend or other distribution that does not result from an adjustment as provided in Section 6(b). (d) Legends. The Company may at any time determine to issue certificates representing the Shares issued pursuant to this Agreement rather than issue uncertificated Shares and the Company may at any time place legends referencing any applicable restrictions under federal, state or foreign securities law or required under any contractual obligations (as contemplated above) on all certificates representing Shares issued pursuant to this Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to settlement of the RSUs in the possession of the Grantee in order to carry out the provisions of this section. (e) Representations of Grantee. Grantee hereby represents that the execution and delivery by the Grantee of this Agreement, the consummation of the transactions contemplated hereby and the performance of the Grantee’s obligations hereunder do not and will not (i) materially conflict with or result in a material violation or breach of any term or provision of any law applicable to either the Grantee or the RSUs or (ii) violate in any material respect, conflict with in any material respect or result in any material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or require either the Grantee to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, any contract, agreement, instrument, commitment, arrangement or understanding to which the Grantee is a party. If any Shares issued in respect of the RSUs are to be disposed of in accordance with Rule 144, the Grantee shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition. The Grantee represents and warrants that, as of the date hereof, the Grantee is an officer, employee, director or Consultant of the Company or a Subsidiary. 7. FORFEITURE OF AWARD AND RIGHT TO PAYMENTS.

- 7 - 23348679v.1 (a) Forfeiture of Award and Right to Payments. Payments under this Agreement are subject to recovery by the Company to the extent required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the Sarbanes-Oxley Act of 2002, and any regulations promulgated thereunder, including, without limitation, in the following circumstances: (i) Forfeiture for Financial Reporting Misconduct. If the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, (x) with respect to any Grantee who either knowingly or grossly negligently engaged in the misconduct or knowingly or grossly negligently failed to prevent the misconduct as determined by the Committee or is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, such Grantee shall forfeit and disgorge to the Company any award amounts (A) received during the twelve (12)-month period following the filing of the financial document embodying such financial reporting requirement or (B) earned based on the materially non-complying financial reporting, and (y) with respect to any Grantee who is a current or former executive officer of the Company (as defined under the Securities Exchange Act of 1934) who received incentive compensation under the Plan during the three-year period preceding the date on which the Company is required to prepare such accounting restatement, based on erroneous data, in excess of what would have been awarded or paid to such Grantee under such accounting restatement, such Grantee shall forfeit and disgorge to the Company such excess incentive compensation. (ii) Forfeiture for Other Misconduct. In addition, in the event that the employment of the Grantee is terminated for Cause, including a breach by the Grantee of any of the restrictive covenants contained in such Grantee’s Compensation Agreement, then, in such event, the Grantee shall forfeit all rights to the Award and shall repay to the Company all amounts received by the Grantee with respect to such Awards granted or paid any time after the date of the act giving rise to the Grantee’s termination for Cause. In the event that following the Grantee’s termination of employment the Company discovers that, during the course of his employment with the Company, the Grantee committed an act that would have given rise to a termination for Cause, then, in such event, the Grantee shall forfeit all remaining rights to the Award. (iii) Other. Notwithstanding any other provisions in this Agreement to the contrary, the Grantee agrees and acknowledges that any amounts paid or payable to it pursuant to this Agreement which is subject to recoupment or clawback under any applicable law, government regulation, or stock exchange listing requirement, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and such regulations as may be promulgated thereunder by the Securities and Exchange Commission, shall be subject to such deductions and clawback (recovery) as may be required to be made pursuant to applicable law, government regulation, stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, government regulation, or stock exchange listing requirement. 8. MISCELLANEOUS. (a) No Restriction on Company Authority. The grant of the Award to the Grantee pursuant to this Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company, (iii) any issue of bonds, debentures, common stock, preferred stock or securities convertible into or exercisable for shares of the Company’s common stock or preferred stock, (iv) the dissolution or liquidation of the Company, (v) any sale or transfer of all or any part of its assets or business, or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

- 8 - 23348679v.1 (b) No Guaranty of Future Awards. By entering into this Agreement and accepting this Award, the Grantee acknowledges that: (i) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time, (ii) the Award does not create any contractual or other right to receive future awards of RSU or any type of other awards under the Plan or otherwise; (iii) the Committee (or Board) retains the sole discretion as to whether to grant future awards under the Plan and with respect to any terms and conditions of awards which it may elect to grant; (iv) the Grantee’s participation in the Plan is voluntary; (v) grants of Awards are not to be used for calculating any severance, resignation, end of service payments, bonuses, retirement benefits, compensation, earnings or for the purposes of any other benefit plan offered by the Company; and (vi) the future value of the underlying Shares is unknown and cannot be predicted with certainty. (c) Obligation Unfunded. The obligation of the Company with respect to the Award granted hereunder shall be interpreted solely as an unfunded contractual obligation to make payments in the manner and under the conditions prescribed under this Agreement. Any assets set aside with respect to amounts payable under this Agreement shall be subject to the claims of the Company’s general creditors, and no person other than the Company shall, by virtue of the provisions of the Plan or this Agreement, have any interest in such assets. Neither the Grantee nor any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under this Agreement, and the Grantee or any such other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan or this Agreement. The Grantee acknowledges that neither the Plan nor any Award thereunder is intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended. (d) Tax Consequences. Regardless of any action the Company takes with respect to any or all federal, state, or local income tax, social insurance, payroll tax, payment on account or other tax-related withholding regarding the Award (“Tax-Related Items”), Grantee acknowledges and understands that it is responsible for its own tax liabilities that may arise as a result of the transactions contemplated by this Award. Grantee hereby authorizes the Company to withhold all applicable Tax-Related Items legally payable by Grantee from its wages or other cash compensation paid to Grantee by the Company, or from payment otherwise owed to Grantee under this Award. The Grantee may elect, subject to any procedural rules adopted by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having an aggregate Fair Market Value on the date the tax is to be determined, equal to the minimum amount required by law to be withheld. Further, Grantee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares if Grantee fails to comply with its obligations in connection with the Tax- Related Items as described in this section. The Grantee acknowledges that the Company has not advised the Grantee regarding the Grantee’s income tax liability in connection with the grant or vesting of the RSUs and the delivery of Shares in connection therewith. The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, and local and tax consequences of the grant and vesting of the RSUs and the delivery of Shares in connection therewith as contemplated by this Agreement. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. (e) Compliance with Section 409A. To the extent applicable, it is intended that the Plan and the Agreement comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, or an exception thereto, and any related regulations or other guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service. Accordingly, to the maximum extent permitted, this Agreement shall be interpreted and administered to comply therewith. In no event shall the Grantee, directly or indirectly, designate the calendar year of distribution. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, Grantee shall not

- 9 - 23348679v.1 be considered to have terminated employment with the Company for purposes of this Agreement until Grantee would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A. For purposes of this Agreement, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A. To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement during the six-month period immediately following Grantee’s separation from service shall instead be paid on the first business day after the date that is six months following Grantee’s separation from service (or death, if earlier). This Agreement may be amended without the consent of the Grantee in any respect deemed in good-faith by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. (f) No Right to Continued Employment. Nothing in the Plan or this Agreement shall be construed as a contract of employment between the Company (or a subsidiary or Affiliate of the Company) and the Grantee, or as a contractual right of the Grantee to continue in the employ of the Company (or a subsidiary or Affiliate of the Company), or as a limitation of the right of the Company (or a subsidiary or Affiliate of the Company) to discharge the Grantee at any time. (g) Governing Law; Arbitration. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New Jersey. Any dispute between the parties hereto arising under or relating to this Agreement shall be resolved in accordance with the procedures of the American Arbitration Association. Any resulting hearing shall be held in the Atlanta, Georgia metropolitan area. The resolution of any dispute achieved through such arbitration shall be binding and enforceable by a court of competent jurisdiction. (h) Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Grantee and the Grantee’s heirs, executors, administrators, successors and permitted assigns. This Agreement shall be assignable by the Company to any corporation, partnership or other entity resulting from the reorganization, merger or consolidation of the Company with any other corporation, partnership or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company’s business or assets may be sold, exchanged or transferred. (i) Notices. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by first class or certified mail, addressed to the Grantee at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Secretary at its principal office or, transmitted and received via facsimile or such other electronic transmission mechanism as may be available to the parties. The Grantee agrees that the Plan documents and this Agreement may be delivered to it electronically, including by means of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company. The Grantee acknowledges that the Grantee has read this section and consents to the electronic delivery of the Plan documents and this Agreement. The Grantee acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company in writing. The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Grantee may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if Grantee has provided an electronic mail address) at any time by notifying the Company in writing of such revoked consent or revised e-mail address. Finally, the Grantee understands that he or she is not required to consent to electronic delivery of documents.

- 10 - 23348679v.1 (j) Entire Agreement; Modification and Waiver. This Agreement, together with its exhibits and the Plan, embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and supersedes and preempts any prior written or oral understandings, agreements or representations by or among any of the parties that may relate to the subject matter hereof. This Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially impair the Grantee’s rights with respect to the Award. The failure of the Company to enforce at any time any provision of this Agreement will in no way be construed to be a waiver of such provision or of any other provision hereof. (k) Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Acceptance of this Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award and Grantee’s agreement to be bound by the restrictions contained herein and the terms and conditions of the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan and agreements related thereto, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee or the Board reserves the right to terminate, amend, or modify the Plan in its sole discretion. The Grantee acknowledges by signing this Agreement that it has reviewed a copy of the Plan, any prospectus for the Plan, and this Award Agreement and that it accepts this Award subject to all of its terms and conditions. (l) Conflict Between Agreements. In the event of any conflict or inconsistency between this Agreement and any terms or conditions set forth in any Compensation Agreement between the Grantee and the Company, the terms and conditions set forth in this Agreement shall prevail unless such Compensation Agreement expressly provides that the terms therein shall take precedence over any conflicting provisions in this Agreement. (m) Bankruptcy; Dissolution. Awards granted under this Agreement shall be of no further force or effect and forfeited in the event that the Company is placed under the jurisdiction of a bankruptcy court, or is dissolved or liquidated. (n) Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such decision and shall continue in full force in accordance with their terms. (o) Execution; Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof. [Remainder of page intentionally left blank.]

- 11 - 23348679v.1 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his or her hand, on the date(s) written below. DLH HOLDINGS CORP. Name: Frances M. Murphy Title: Chair, Management Resources and Compensation Committee Date: January 27, 2023 GRANTEE Name: Date: Attachment: 2016 Omnibus Equity Incentive Plan, as amended.